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                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D. C.  20549


                                   FORM 8-K


                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                          the Securities Act of 1934


      Date of Report (Date of earliest event reported): February 19, 1999


                            MOHAWK INDUSTRIES, INC.
             ----------------------------------------------------
            (Exact name of registrant as specified in its charter)



      Delaware                     01-19826                  52-1604305
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  (State or other         (Commission File Number)          (IRS Employer
  jurisdiction of                                        Identification No.)
   incorporation)



              160 South Industrial Blvd., Calhoun, Georgia  30701
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         (Address, including zip code, of principal executive offices)


                                (706) 629-7721
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             (Registrant's telephone number, including area code)
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Item 5.   Other Events
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          On October 22, 1998, Mohawk Industries, Inc. ("Mohawk") entered a
          Stock Restriction and Registration Rights Agreement ("Agreement") with the shareholders of World Carpets, Inc. ("World"). The Agreement was entered in connection with the Agreement and Plan of Merger by and among Mohawk, WC Acquisition Corp., World and the Shareholders of World. The Agreement is filed as Exhibit 99.1 hereto and incorporated herein by reference.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
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     C.   Exhibits

          99.1 Stock Restriction and Registration Rights Agreement by and among Mohawk and the Shareholders of World dated October 22, 1998.
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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Mohawk Industries, Inc.



Date: February 19, 1999                 By: /s/  Frank H. Boykin
                                           -------------------------
                                           Frank H. Boykin
                                           Corporate Controller
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                               INDEX TO EXHIBITS
                               -----------------

     Exhibit
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          99.1  Stock Restriction and Registration Rights Agreement by and among
                Mohawk and the Shareholders of World dated October 22, 1998.